UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 3, 2005

LARGE SCALE BIOLOGY CORPORATION
 (Exact name of Registrant as specified in its charter)

Delaware	000-31275	77-0154648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Vaca Valley Parkway, Vacaville, California 95688
 (Address of principal executive offices and zip code)

(707) 446-5501
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant

          The Audit Committee of the Registrant’s Board of Directors has appointed and the Registrant has engaged Macias Gini & Company LLP as the Registrant’s new independent registered public accounting firm effective May 3, 2005 to audit the Registrant’s financial statements for the year ending December 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LARGE SCALE BIOLOGY CORPORATION

Date: May 9, 2005	By:	/s/ MICHAEL D. CENTRON

Michael D. Centron
Vice President, Finance and Administration